UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023 (February 1, 2023)

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

____________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 1, 2023, Verisk Analytics, Inc. (“Verisk”) and certain of its wholly-owned subsidiaries completed the sale of all of the issued and outstanding shares of capital stock and partnership interests, as applicable, of Wood Mackenzie, Inc. and Verisk New UK Holdco LP (together with their respective subsidiaries, the “Companies”), which comprised Verisk’s global energy business, pursuant to the Equity Purchase Agreement (the “Purchase Agreement”) by and between Verisk and Planet Jersey Buyer Ltd (“Buyer”) (the “Transaction”). Buyer is an entity that was formed on behalf of, and is controlled by, The Veritas Capital Fund VIII, L.P. and its affiliated funds and entities (“Veritas”). The purchase price consists of $3.1 billion of cash consideration paid to Verisk at the closing of the Transaction (subject to customary purchase price adjustments for, among other things, the cash, working capital and indebtedness of the Companies as of the closing) and up to $200 million of additional potential deferred payments based on Veritas’ future return on investment in the Companies.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K of Verisk dated October 31, 2022 and is incorporated by reference in its entirety.

Item 8.01	Other Events.

On February 2, 2023, Verisk issued a press release announcing the completion of the Transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information on Verisk’s website, to which Verisk refers in such press release, is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Verisk, adjusted to give effect to the sale of the Companies, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 2, 2023, issued by Verisk.

99.2	Unaudited Pro Forma Financial Information of Verisk.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Verisk agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: February 7, 2023	By:	/s/ Kathy Card Beckles
		Name:	Kathy Card Beckles
		Title:	Executive Vice President, General Counsel and Corporate Secretary